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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): January 16, 2002


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                           0-16421                  52-1518642
(State or other                      (Commission               (IRS Employer
jurisdiction of                      File Number)            Identification No.)
 incorporation)


             114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (410) 277-7000


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 5, 6, 8 AND 9.  NOT APPLICABLE.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
            ---------------------------------------------

      (a) On January 16, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, dismissed PricewaterhouseCoopers LLP as the Registrant's certifying accountants. The dismissal of PricewaterhouseCoopers LLP will be effective upon the completion of its independent audit of the Registrant's financial statements for the year ended December 31, 2001.

           The report of PricewaterhouseCoopers LLP on the financial statements of the Registrant for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

           During the Registrant's two most recent fiscal years through the date of termination of the engagement of PricewaterhouseCoopers LLP, the Registrant was not in disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its report.

           The required letter from PricewaterhouseCoopers LLP with respect to the above statements is filed hereto as Exhibit 16 and incorporated herein by reference.

      (b)  Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

      (a)  Financial statements of businesses acquired.  Not applicable

      (b)  Pro forma financial information.  Not applicable

      (c)  Exhibits

           Exhibit 16   Letter of PricewaterhouseCoopers LLP dated
                        January 23, 2002



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PROVIDENT BANKSHARES CORPORATION


                                 By:   /s/ Peter M. Martin
                                       -----------------------------------------
                                       Peter M. Martin
                                       Chairman of the Board and Chief Executive
                                       Officer

Date: January 23, 2002






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                                  EXHIBIT INDEX




    EXHIBIT                           DESCRIPTION
    -------                           -----------

      16          Letter from PricewaterhouseCoopers LLP dated January 23, 2002.












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